Exhibit 16

                            GE Funds Class A Returns
                                    With Load

This method computes the performance of the fund when loads are included. The following computation illustrates this methology for 1996.

A = Return without load for period
B = Maximum Load amount
C = Return with Load = A*(1-B)-B



------------------------------------------------------------------
                                 A           B            C
                                                        Return
                              Return       Load       With Load
------------------------------------------------------------------
U.S. Equity Fund              18.36%       4.75%       12.74%
Global Fund                   11.18%       4.75%        5.90%
International Fund            11.39%       4.75%        6.10%
Strategic Fund                13.35%       4.75%        7.96%
Tax Exempt Fund                3.52%       4.25%       -0.88%
Income Fund                    3.91%       4.25%       -0.50%
Government Fund                4.63%       2.50%        2.01%
------------------------------------------------------------------

                            GE Funds Class B Returns
                                    With Load

This method computes the performance of the fund when loads are included. The following computation illustrates this methology for 1996.

A = Return without load for period
B = Maximum Load amount
C = NAV at Beginning of period
D = NAV at End of period
E = Return with Load = A - B IF NAV appreciates
                             = A-(B*D/C)if NAV depreciates


--------------------------------------------------------------------------------
                       A          B           C            D            E
                                           Opening      Ending        Return
                     Return     Load         NAV          NAV       With Load
--------------------------------------------------------------------------------
U.S. Equity Fund     17.78%     4.00%       19.71        22.57        13.78%
Global Fund          10.61%     4.00%       20.14        21.87         6.61%
International Fund   10.78%     4.00%       15.77        17.47         6.78%
Strategic Fund       12.73%     4.00%       18.26        20.04         8.73%
Tax Exempt Fund       3.01%     3.00%       11.78        11.68         0.04%
Income Fund           3.41%     3.00%       11.91        11.70         0.46%
Government Fund       4.35%     3.00%       11.90        11.78         1.38%
--------------------------------------------------------------------------------

Class C Since Inception Returns


The since inception Returns for the GE Funds are average annual compounded rates of return Rates are calculated using the following geometric return formula

Geometric return = { (1+R1)x(1+R2)x(1+R3)....x(1+RN) } ^(1/M)-1 where
R1,R2,R3...RN = Rate of return for periods 1,2,3 through N

N = Number of periods

M = Number of years that comprise n periods

---------------------------------------------------------------------------------------------------------------
                           R1           R2          R3           R4                        M         Return
                       Prior Year   Prior Year      YTD         YTD        Days in      Number        Since
                         Return       Return      Return       Return      Period      of Years     Inception
---------------------------------------------------------------------------------------------------------------
U.S. Equity Fund         10.32%        0.88%      26.86%       18.70%       1316        3.60548      15.38%
Global Fund              14.10%       14.28%       7.47%       11.44%       1316        3.60548      13.14%
Strategic Fund            8.06%       -0.27%      20.35%       13.58%       1316        3.60548      11.33%
Tax Exempt Fund           5.48%       -4.30%       9.23%        3.77%       1316        3.60548       3.82%
Income Fund               5.24%       -2.97%      12.81%        4.10%       1316        3.60548       5.16%
International Fund                     1.27%       5.16%       11.54%        943        2.58356       6.90%
ST Government Fund                     0.53%       7.74%        4.98%        943        2.58356       5.10%
---------------------------------------------------------------------------------------------------------------

GE U.S. Equity Fund

Calculation of 1996 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1996.

Factual Data

                                             Class A         Class B        Class C      Class D
                                           ---------------------------------------------------------
1.Opening NAV                                 20.28           19.71          19.98        19.98

2.Closing NAV 9/30/96                         23.34           22.57          23.02        23.03

3.Income Distributions

              Ex Date                        12/28/95       12/28/95        12/28/95     12/28/95
              Amount / Unit                  0.58839         0.57365        0.61605      0.65359
              NAV on ex-date                  20.68           20.07          20.36        20.33

              Income Sources
              Ordinary Income                0.32018         0.30544        0.34784      0.38538
              Short Term Capital Gains       0.02167         0.02167        0.02167      0.02167
              Long Term Capital Gains        0.24654         0.24654        0.24654      0.24654


Computation

                    Class A                                 Class C
    =   (20.68+.5884)       x(23.34)    -1   =   (20.36+.6161)     x(23.02)  -1
        ------------         -------             -------------      -------
             20.28            20.68                   19.98          20.36
    =   1.049               x 1.129     -1   =   1.050             x 1.130   -1

    =   .184 or  18.36% Rounded              =   .187 or  18.70% Rounded

                    Class B                                 Class D
    =   (20.07+.5737)       x(22.57)    -1   =   (20.33+.6536)     x(23.03)  -1
        ------------         -------             -------------      -------
             19.71            20.07                   19.98          20.33
    =   1.047               x 1.124     -1   =   1.050             x 1.133   -1

    =   .178 or  17.78% Rounded              =   1.190 or  18.97% Rounded

GE International Equity Fund

Calculation of 1996 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1996.

Factual Data

                                   Class A        Class B         Class C     Class D
                                 --------------------------------------------------------
1.Opening NAV                       15.87          15.77           15.88       15.94

2.Closing NAV 9/30/96               17.65          17.47           17.65       17.76

3.Income Distributions

             Ex Date              12/28/95        12/28/95       12/28/95     12/28/95
             Amount / Unit         0.02506           0            0.05758     0.08175
             NAV on ex-date         16.40          16.31           16.38       16.44

             Income Sources
             Ordinary Income       0.02506           0            0.05758     0.08175

Computation

                   Class A                               Class C
   =    (16.40+.0251)      x(17.65)  -1   =   (16.38+.0576)      x(17.65)    -1
        ------------        -------           -------------       -------
           15.87             16.40                15.88            16.38
   =    1.035              x 1.076   -1   =   1.035              x 1.078     -1

   =    .114 or  11.39% Rounded           =   .115 or  11.54% Rounded

                   Class B                               Class D
   =     (16.31+.0)        x(17.47)  -1   =   (16.44+.0818)      x(17.76)    -1
        ------------        -------           -------------       -------
            15.77            16.31                 15.94           16.44
   =    1.034              x 1.071   -1   =   1.036              x 1.080     -1

   =    .108 or  10.78% Rounded           =   .120 or  11.97% Rounded

GE Global Equity Fund

Calculation of 1996 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1996.

Factual Data

                                           Class A        Class B         Class C     Class D
                                         --------------------------------------------------------
1.Opening NAV                               20.18          20.14           20.31       20.37

2.Closing NAV 9/30/96                       22.01          21.87           22.18       22.25

3.Income Distributions

             Ex Date                      12/28/95        12/28/95       12/28/95     12/28/95
             Amount / Unit                 0.38443        0.36807         0.40771     0.45466
             NAV on ex-date                 19.86          19.81           19.98       20.00

             Income Sources
             Ordinary Income               0.01636           0            0.03964     0.08659
             Long Term Capital Gains       0.36807        0.36807         0.36807     0.36807


Computation

                  Class A                                  Class C
   =   (19.86+.3844)      x(22.01)    -1  =   (19.98+.4077)      x(22.18)    -1
       ------------        -------           -------------       -------
           20.18            19.86                 20.31            19.98
   =   1.003              x 1.108     -1  =   1.004              x 1.110     -1

   =   .112 or  11.18% Rounded            =   114 or  11.44% Rounded

                  Class B                                Class D
   =   (19.81+.3681)      x(21.87)    -1  =   (20.00+.4547)      x(22.25)    -1
       ------------        -------           -------------       -------
           20.14            19.81                20.37             20.00
   =   1.002              x 1.104     -1  =   1.004              x 1.113     -1

   =   .106 or  10.61% Rounded            =   .117 or  11.71% Rounded

GE Strategic Investment Fund

Calculation of 1996 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1996.

Factual Data

                                               Class A        Class B         Class C     Class D
                                             --------------------------------------------------------
1.Opening NAV                                   18.43          18.26           18.46       18.49

2.Closing NAV 9/30/96                           20.33          20.04           20.38       20.44

3.Income Distributions

             Ex Date                          12/28/95        12/28/95       12/28/95     12/28/95
             Amount / Unit                     0.51831        0.50592         0.54218     0.58100
             NAV on ex-date                     18.83          18.64           18.85       18.85

             Income Sources
             Ordinary Income                   0.43336        0.42097         0.45723     0.49605
             Short Term Capital Gains          0.03642        0.03642         0.03642     0.03642
             Long Term Capital Gains           0.04853        0.04853         0.04853     0.04853


Computation

                  Class A                                Class C
   =   (18.83+.5183)      x(20.33)   -1   =   (18.85+.5422)      x(20.38)    -1
       ------------        -------           -------------       -------
           18.43            18.83                18.46             18.85
   =   1.050              x 1.080    -1   =   1.050              x 1.081     -1

   =   .134 or  13.35% Rounded            =   .136 or  13.58% Rounded

                  Class B                                Class D
   =   (18.64+.5059)      x(20.04)   -1   =   (18.85+.5810)      x(20.44)    -1
       ------------        -------           -------------       -------
           18.26            18.64                18.49             18.85
   =   1.049              x 1.075    -1   =   1.051              x 1.084     -1

   =   .127 or  12.73% Rounded            =        .140 or  13.95% Rounded

GE Fixed Income Fund

Year to Date percentage return equals

             Ending Account Value                    -1
             -----------------------
             Beginning Account Value

where

Beginning Account Value =      the net asset value
                               (NAV) at the beginning of the year
                               multiplied by 1000 "beginning units"
                               (a hypothetical number of Units.)

Ending Account Value =         Ending Units x NAV at the end of the year

Ending Units                   Beginning units + number of units purchased
                               month 1 + number of units purchased month 2 ...
                               ...continued through month 12.

Income Units Purchased
Each Month =                   Total Income Earned that Month
                               -------------------------------
                               NAV at end of month

Income Earned =                Income per unit multiplied
                               by total number of units through end
                               of prior months.

See attached Return calculations for the Period ending September 30, 1996

                             GE Fixed Income Class A
                Total Return for Fiscal Year Ended September 1996

--------------------------------------------------------------------------------------------------------------------------------
   A           B          C         D        E        F           G            H            I          J         K          L
                       Capital                              Capital Gains    Income                           Current
           Income per   Gains   Reinvest.   Unit   Income       Units        Units        Total     Account    Month       YTD
 Period       Unit       Unit     Value    Value   Earned     Purchased    Purchased      Units      Value     Return    Return
--------------------------------------------------------------------------------------------------------------------------------
  Sep-95                                   11.91                                        1000.000    11910.00
  Oct-95     0.0584               12.00    12.00    58.400      0.000       4.867       1004.867    12058.40     1.25%     1.25%
  Nov-95     0.0560               12.12    12.12    56.273      0.000       4.643       1009.510    12235.26     1.47%     2.73%
  Dec-95     0.0640               12.22    12.22    64.609      0.000       5.287       1014.797    12400.82     1.35%     4.12%
  Jan-96     0.0437               12.16    12.16    44.347      0.000       3.647       1018.444    12384.27    -0.13%     3.98%
  Jan-96     0.0105               12.23    12.23    10.694      0.000       0.874       1019.318    12466.26     0.66%     4.67%
  Feb-96     0.0446               12.03    12.03    45.462      0.000       3.779       1023.097    12307.86    -1.27%     3.34%
  Feb-96     0.0073               11.94    11.94     7.469      0.000       0.626       1023.723    12223.25    -0.69%     2.63%
  Mar-96     0.0438               11.85    11.85    44.839      0.000       3.784       1027.506    12175.95    -0.39%     2.23%
  Mar-96     0.0104               11.79    11.79    10.686      0.000       0.906       1028.413    12124.99    -0.42%     1.81%
  Apr-96     0.0449               11.69    11.69    46.176      0.000       3.950       1032.363    12068.32    -0.47%     1.33%
  Apr-96     0.0091               11.66    11.66     9.395      0.000       0.806       1033.169    12046.75    -0.18%     1.15%
  May-96     0.0476               11.67    11.67    49.179      0.000       4.214       1037.383    12106.26     0.49%     1.65%
  May-96     0.0071               11.57    11.57     7.365      0.000       0.637       1038.019    12009.88    -0.80%     0.84%
  Jun-96     0.0453               11.54    11.54    47.022      0.000       4.075       1042.094    12025.76     0.13%     0.97%
  Jun-96     0.0097               11.65    11.65    10.108      0.000       0.868       1042.962    12150.50     1.04%     2.02%
  Jul-96     0.0456               11.58    11.58    47.559      0.000       4.107       1047.069    12125.05    -0.21%     1.81%
  Jul-96     0.0117               11.63    11.63    12.251      0.000       1.053       1048.122    12189.66     0.53%     2.35%
  Aug-96     0.0475               11.67    11.67    49.786      0.000       4.266       1052.388    12281.37     0.75%     3.12%
  Aug-96     0.0114               11.55    11.55    11.997      0.000       1.039       1053.427    12167.08    -0.93%     2.16%
  Sep-96     0.0488               11.68    11.68    51.407      0.000       4.401       1057.828    12355.43     1.55%     3.74%
  Sep-96     0.0092               11.69    11.69     9.732      0.000       0.833       1058.661    12375.74     0.16%     3.91%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

    1)  Input numbers for columns A,B,C,D,E
            A = Month - Year
            B = Income per unit
            C = Capital Gains per unit
            D = Capital Gain Reinvestment NAV
            E = NAV per unit at Month End

    2)  F = I^ * B, where I^ is from prior month

    3)  G = I^ *C/D, where I^ is from prior month

    4)  H = F/E

    5)  I = I^ + H, where I^ is from prior month

    6)  J = E/I

    7)  K = (J-J^)/J^, where J^ is from prior month

    8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                             GE Fixed Income Class B
                Total Return for Fiscal Year Ended September 1996

---------------------------------------------------------------------------------------------------------------------------------
  A           B         C         D         E        F           G            H            I           J            K         L
                     Capital                               Capital Gains    Income                               Current
         Income per   Gains   Reinvest.    Unit   Income       Units        Units        Total      Account       Month      YTD
Period      Unit      Unit      Value     Value   Earned     Purchased    Purchased      Units       Value        Return   Return
---------------------------------------------------------------------------------------------------------------------------------
Sep-95                                    11.91                                        1000.000     11910.00
Oct-95    0.0517                12.00     12.00    51.700     0.000        4.308       1004.308     12051.70      1.19%     1.19%
Nov-95    0.0494                12.12     12.12    49.613     0.000        4.093       1008.402     12221.83      1.41%     2.62%
Dec-95    0.0571                12.22     12.22    57.580     0.000        4.712       1013.114     12380.25      1.30%     3.95%
Jan-96    0.0374                12.17     12.17    37.890     0.000        3.113       1016.227     12367.48     -0.10%     3.84%
Jan-96    0.0091                12.23     12.23     9.248     0.000        0.756       1016.983     12437.71      0.57%     4.43%
Feb-96    0.0397                12.04     12.04    40.374     0.000        3.353       1020.337     12284.85     -1.23%     3.15%
Feb-96    0.0066                11.95     11.95     6.734     0.000        0.564       1020.900     12199.76     -0.69%     2.43%
Mar-96    0.0395                11.86     11.86    40.326     0.000        3.400       1024.300     12148.20     -0.42%     2.00%
Mar-96    0.0094                11.80     11.80     9.628     0.000        0.816       1025.116     12096.37     -0.43%     1.56%
Apr-96    0.0409                11.71     11.71    41.927     0.000        3.580       1028.697     12046.04     -0.42%     1.14%
Apr-96    0.0083                11.67     11.67     8.538     0.000        0.732       1029.428     12013.43     -0.27%     0.87%
May-96    0.0434                11.68     11.68    44.677     0.000        3.825       1033.253     12068.40      0.46%     1.33%
May-96    0.0065                11.58     11.58     6.716     0.000        0.580       1033.833     11971.79     -0.80%     0.52%
Jun-96    0.0414                11.56     11.56    42.801     0.000        3.702       1037.536     11993.92      0.18%     0.70%
Jun-96    0.0089                11.66     11.66     9.234     0.000        0.792       1038.328     12106.90      0.94%     1.65%
Jul-96    0.0417                11.60     11.60    43.298     0.000        3.733       1042.060     12087.90     -0.16%     1.49%
Jul-96    0.0108                11.64     11.64    11.254     0.000        0.967       1043.027     12140.84      0.44%     1.94%
Aug-96    0.0436                11.68     11.68    45.476     0.000        3.893       1046.921     12228.04      0.72%     2.67%
Aug-96    0.0104                11.56     11.56    10.888     0.000        0.942       1047.863     12113.29     -0.94%     1.71%
Sep-96    0.0449                11.70     11.70    47.049     0.000        4.021       1051.884     12307.04      1.60%     3.33%
Sep-96    0.0084                11.70     11.70     8.836     0.000        0.755       1052.639     12315.88      0.07%     3.41%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
              A = Month - Year
              B = Income per unit
              C = Capital Gains per unit
              D = Capital Gain Reinvestment NAV
              E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                             GE Fixed Income Class C
                Total Return for Fiscal Year Ended September 1996

------------------------------------------------------------------------------------------------------------------------------------
    A          B          C          D          E         F          G            H            I          J         K         L
                       Capital                                 Capital Gains    Income                            Current
           Income per   Gains    Reinvest.     Unit    Income      Units        Units        Total     Account    Month      YTD
 Period       Unit       Unit      Value      Value    Earned    Purchased    Purchased      Units      Value     Return    Return
------------------------------------------------------------------------------------------------------------------------------------
  Sep-95                                     11.92                                         1000.000   11920.00
  Oct-95     0.0594               12.01      12.01     59.400        0.000      4.946      1004.946   12069.40      1.25%     1.25%
  Nov-95     0.0569               12.13      12.13     57.181        0.000      4.714      1009.660   12247.17      1.47%     2.74%
  Dec-95     0.0649               12.23      12.23     65.527        0.000      5.358      1015.018   12413.67      1.36%     4.14%
  Jan-96     0.0436               12.17      12.17     44.255        0.000      3.636      1018.654   12397.02     -0.13%     4.00%
  Jan-96     0.0106               12.24      12.24     10.798        0.000      0.882      1019.536   12479.13      0.66%     4.69%
  Feb-96     0.0460               12.04      12.04     46.899        0.000      3.895      1023.432   12322.12     -1.26%     3.37%
  Feb-96     0.0076               11.96      11.96      7.778        0.000      0.650      1024.082   12248.02     -0.60%     2.75%
  Mar-96     0.0456               11.86      11.86     46.698        0.000      3.937      1028.019   12192.31     -0.45%     2.28%
  Mar-96     0.0109               11.81      11.81     11.205        0.000      0.949      1028.968   12152.11     -0.33%     1.95%
  Apr-96     0.0469               11.71      11.71     48.259        0.000      4.121      1033.089   12097.48     -0.45%     1.49%
  Apr-96     0.0095               11.67      11.67      9.814        0.000      0.841      1033.930   12065.97     -0.26%     1.22%
  May-96     0.0498               11.68      11.68     51.490        0.000      4.408      1038.339   12127.80      0.51%     1.74%
  May-96     0.0075               11.58      11.58      7.788        0.000      0.672      1039.011   12031.75     -0.79%     0.94%
  Jun-96     0.0473               11.55      11.55     49.145        0.000      4.255      1043.266   12049.72      0.15%     1.09%
  Jun-96     0.0101               11.66      11.66     10.537        0.000      0.904      1044.170   12175.02      1.04%     2.14%
  Jul-96     0.0477               11.59      11.59     49.807        0.000      4.297      1048.467   12151.74     -0.19%     1.94%
  Jul-96     0.0122               11.64      11.64     12.791        0.000      1.099      1049.566   12216.95      0.54%     2.49%
  Aug-96     0.0496               11.68      11.68     52.058        0.000      4.457      1054.023   12310.99      0.77%     3.28%
  Aug-96     0.0119               11.56      11.56     12.543        0.000      1.085      1055.108   12197.05     -0.93%     2.32%
  Sep-96     0.0508               11.70      11.70     53.600        0.000      4.581      1059.689   12398.37      1.65%     4.01%
  Sep-96     0.0096               11.70      11.70     10.173        0.000      0.869      1060.559   12408.54      0.08%     4.10%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

 1)  Input numbers for columns A,B,C,D,E
          A = Month - Year
          B = Income per unit
          C = Capital Gains per unit
          D = Capital Gain Reinvestment NAV
          E = NAV per unit at Month End

 2)  F = I^ * B, where I^ is from prior month

 3)  G = I^ *C/D, where I^ is from prior month

 4)  H = F/E

 5)  I = I^ + H, where I^ is from prior month

 6)  J = E/I

 7)  K = (J-J^)/J^, where J^ is from prior month

 8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                             GE Fixed Income Class D
                Total Return for Fiscal Year Ended September 1996

-------------------------------------------------------------------------------------------------------------------------------
   A          B           C         D         E       F           G            H          I           J          K         L
                       Capital                              Capital Gains    Income                           Current
          Income per    Gains   Reinvest.    Unit   Income      Units        Units      Total      Account     Month      YTD
 Period      Unit        Unit     Value     Value   Earned    Purchased    Purchased    Units       Value     Return     Return
-------------------------------------------------------------------------------------------------------------------------------
 Sep-95                                     11.92                                      1000.000    11920.00
 Oct-95     0.0623               12.01      12.01   62.300      0.000        5.187     1005.187    12072.30    1.28%     1.28%
 Nov-95     0.0598               12.13      12.13   60.110      0.000        4.955     1010.143    12253.03    1.50%     2.79%
 Dec-95     0.0680               12.23      12.23   68.690      0.000        5.616     1015.759    12422.74    1.38%     4.22%
 Jan-96     0.0478               12.17      12.17   48.553      0.000        3.990     1019.749    12410.34   -0.10%     4.11%
 Jan-96     0.0114               12.24      12.24   11.625      0.000        0.950     1020.699    12493.35    0.67%     4.81%
 Feb-96     0.0490               12.04      12.04   50.014      0.000        4.154     1024.853    12339.23   -1.23%     3.52%
 Feb-96     0.0080               11.95      11.95    8.199      0.000        0.686     1025.539    12255.19   -0.68%     2.81%
 Mar-96     0.0483               11.86      11.86   49.534      0.000        4.177     1029.715    12212.42   -0.35%     2.45%
 Mar-96     0.0115               11.80      11.80   11.842      0.000        1.004     1030.719    12162.48   -0.41%     2.03%
 Apr-96     0.0491               11.70      11.70   50.608      0.000        4.325     1035.044    12110.02   -0.43%     1.59%
 Apr-96     0.0099               11.66      11.66   10.247      0.000        0.879     1035.923    12078.86   -0.26%     1.33%
 May-96     0.0521               11.68      11.68   53.972      0.000        4.621     1040.544    12153.55    0.62%     1.96%
 May-96     0.0078               11.58      11.58    8.116      0.000        0.701     1041.245    12057.62   -0.79%     1.15%
 Jun-96     0.0494               11.55      11.55   51.437      0.000        4.453     1045.698    12077.82    0.17%     1.32%
 Jun-96     0.0105               11.65      11.65   10.980      0.000        0.942     1046.641    12193.37    0.96%     2.29%
 Jul-96     0.0496               11.59      11.59   51.913      0.000        4.479     1051.120    12182.48   -0.09%     2.20%
 Jul-96     0.0127               11.63      11.63   13.349      0.000        1.148     1052.268    12237.87    0.45%     2.67%
 Aug-96     0.0515               11.67      11.67   54.192      0.000        4.644     1056.911    12334.16    0.79%     3.47%
 Aug-96     0.0123               11.55      11.55   13.000      0.000        1.126     1058.037    12220.33   -0.92%     2.52%
 Sep-96     0.0528               11.69      11.69   55.864      0.000        4.779     1062.816    12424.32    1.67%     4.23%
 Sep-96     0.0100               11.69      11.69   10.628      0.000        0.909     1063.725    12434.95    0.09%     4.32%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Short Term Government Fund

Year to Date percentage return equals

             Ending Account Value                    -1
             ------------------------
             Beginning Account Value

where

Beginning Account Value =   the net asset value
                            (NAV) at the beginning of the year
                            multiplied by 1000 "beginning units"
                            (a hypothetical number of Units.)

Ending Account Value =      Ending Units x NAV at the end of the year

Ending Units                Beginning units + number of units purchased
                            month 1 + number of units purchased month 2 ...
                            ...continued through month 12.

Income Units Purchased
Each Month =                Total Income Earned that Month
                            ------------------------------
                            NAV at end of month

Income Earned =             Income per unit multiplied
                            by total number of units through end
                            of prior months.

See attached Return calculations for the Period ending September 30, 1996

                              GE Short Term Fund A
                Total Return for Fiscal Year Ended September 1996

------------------------------------------------------------------------------------------------------------------------------------
   A           B          C          D         E        F           G            H            I          J         K          L
                       Capital                                Capital Gains    Income                           Current
          Income per    Gains    Reinvest.    Unit   Income       Units        Units        Total     Account    Month       YTD
Period       Unit       Unit       Value     Value   Earned     Purchased    Purchased      Units      Value     Return    Return
------------------------------------------------------------------------------------------------------------------------------------
 Sep-95                                      11.91                                        1000.000    11910.00
 Oct-95    0.0534                 11.94      11.94    53.400      0.000        4.472      1004.472    11993.40     0.70%    0.70%
 Nov-95    0.0516                 11.98      11.98    51.831      0.000        4.326      1008.799    12085.41     0.77%    1.47%
 Dec-95               0.0576      11.93      11.93     0.000     58.350        4.891      1013.690    12093.32     0.07%    1.54%
 Dec-95    0.0635                 11.94      11.94    64.369      0.000        5.391      1019.081    12167.83     0.62%    2.16%
 Jan-96    0.0412                 11.95      11.95    41.986      0.000        3.513      1022.594    12220.00     0.43%    2.60%
 Jan-96    0.0099                 11.98      11.98    10.124      0.000        0.845      1023.439    12260.80     0.33%    2.95%
 Feb-96    0.0414                 11.93      11.93    42.370      0.000        3.552      1026.991    12252.00    -0.07%    2.87%
 Feb-96    0.0062                 11.88      11.88     6.367      0.000        0.536      1027.527    12207.02    -0.37%    2.49%
 Mar-96    0.0378                 11.83      11.83    38.841      0.000        3.283      1030.810    12194.49    -0.10%    2.39%
 Mar-96    0.0091                 11.82      11.82     9.380      0.000        0.794      1031.604    12193.56    -0.01%    2.38%
 Apr-96    0.0394                 11.78      11.78    40.645      0.000        3.450      1035.054    12192.94    -0.01%    2.38%
 Apr-96    0.0081                 11.77      11.77     8.384      0.000        0.712      1035.767    12190.97    -0.02%    2.36%
 May-96    0.0424                 11.78      11.78    43.917      0.000        3.728      1039.495    12245.25     0.45%    2.81%
 May-96    0.0063                 11.74      11.74     6.549      0.000        0.558      1040.052    12210.22    -0.29%    2.52%
 Jun-96    0.0404                 11.73      11.73    42.018      0.000        3.582      1043.634    12241.83     0.26%    2.79%
 Jun-96    0.0080                 11.77      11.77     8.349      0.000        0.709      1044.344    12291.93     0.41%    3.21%
 Jul-96    0.0409                 11.74      11.74    42.714      0.000        3.638      1047.982    12303.31     0.09%    3.30%
 Jul-96    0.0098                 11.76      11.76    10.270      0.000        0.873      1048.855    12334.54     0.25%    3.56%
 Aug-96    0.0415                 11.78      11.78    43.528      0.000        3.695      1052.551    12399.04     0.52%    4.11%
 Aug-96    0.0097                 11.74      11.74    10.210      0.000        0.870      1053.420    12367.15    -0.26%    3.84%
 Sep-96    0.0415                 11.79      11.79    43.717      0.000        3.708      1057.128    12463.54     0.78%    4.65%
 Sep-96    0.0084                 11.78      11.78     8.880      0.000        0.754      1057.882    12461.85    -0.01%    4.63%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)   Input numbers for columns A,B,C,D,E
          A = Month - Year
          B = Income per unit
          C = Capital Gains per unit
          D = Capital Gain Reinvestment NAV
          E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Short Term Fund B
                Total Return for Fiscal Year Ended September 1996

-----------------------------------------------------------------------------------------------------------------------------------
   A          B          C          D         E         F           G            H            I          J          K         L
                      Capital                                 Capital Gains    Income                            Current
         Income per    Gains    Reinvest.    Unit    Income       Units        Units        Total     Account     Month      YTD
Period      Unit       Unit       Value     Value    Earned     Purchased    Purchased      Units      Value      Return   Return
-----------------------------------------------------------------------------------------------------------------------------------
 Sep-95                                     11.90                                         1000.000    11900.00
 Oct-95     0.0498               11.93      11.93     49.800      0.000        4.174      1004.174    11979.80     0.67%    0.67%
 Nov-95     0.0482               11.98      11.98     48.401      0.000        4.040      1008.215    12078.41     0.82%    1.50%
 Dec-95               0.0576     11.93      11.93      0.000     58.317        4.888      1013.103    12086.32     0.07%    1.57%
 Dec-95     0.0599               11.93      11.93     60.685      0.000        5.087      1018.189    12147.00     0.50%    2.08%
 Jan-96     0.0383               11.94      11.94     38.997      0.000        3.266      1021.456    12196.18     0.40%    2.49%
 Jan-96     0.0092               11.97      11.97      9.397      0.000        0.785      1022.241    12236.22     0.33%    2.83%
 Feb-96     0.0385               11.93      11.93     39.356      0.000        3.299      1025.540    12234.69    -0.01%    2.81%
 Feb-96     0.0058               11.87      11.87      5.948      0.000        0.501      1026.041    12179.10    -0.46%    2.34%
 Mar-96     0.0350               11.83      11.83     35.911      0.000        3.036      1029.076    12173.97    -0.04%    2.30%
 Mar-96     0.0084               11.81      11.81      8.644      0.000        0.732      1029.808    12162.04    -0.10%    2.20%
 Apr-96     0.0366               11.77      11.77     37.691      0.000        3.202      1033.011    12158.53    -0.03%    2.17%
 Apr-96     0.0075               11.76      11.76      7.748      0.000        0.659      1033.669    12155.95    -0.02%    2.15%
 May-96     0.0393               11.77      11.77     40.623      0.000        3.451      1037.121    12206.91     0.42%    2.57%
 May-96     0.0059               11.74      11.74      6.119      0.000        0.521      1037.642    12181.92    -0.20%    2.36%
 Jun-96     0.0376               11.73      11.73     39.015      0.000        3.326      1040.968    12210.56     0.24%    2.60%
 Jun-96     0.0075               11.76      11.76      7.807      0.000        0.664      1041.632    12249.59     0.32%    2.93%
 Jul-96     0.0380               11.74      11.74     39.582      0.000        3.372      1045.004    12268.34     0.15%    3.09%
 Jul-96     0.0091               11.75      11.75      9.510      0.000        0.809      1045.813    12288.30     0.16%    3.26%
 Aug-96     0.0386               11.78      11.78     40.368      0.000        3.427      1049.240    12360.04     0.58%    3.86%
 Aug-96     0.0090               11.73      11.73      9.443      0.000        0.805      1050.045    12317.02    -0.35%    3.50%
 Sep-96     0.0386               11.78      11.78     40.532      0.000        3.441      1053.485    12410.06     0.76%    4.28%
 Sep-96     0.0078               11.78      11.78      8.217      0.000        0.698      1054.183    12418.28     0.07%    4.35%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Short Term Fund C
                Total Return for Fiscal Year Ended September 1996

------------------------------------------------------------------------------------------------------------------------------------
    A          B           C           D          E        F           G            H          I           J         K         L
                        Capital                                  Capital Gains    Income                          Current
          Income per     Gains     Reinvest.    Unit     Income      Units        Units      Total      Account    Month      YTD
 Period      Unit         Unit       Value      Value    Earned    Purchased    Purchased    Units       Value     Return   Return
------------------------------------------------------------------------------------------------------------------------------------
 Sep-95                                        11.91                                        1000.000   11910.00
 Oct-95     0.0560                  11.95      11.95    56.000      0.000         4.686     1004.686   12006.00     0.81%     0.81%
 Nov-95     0.0541                  11.99      11.99    54.354      0.000         4.533     1009.219   12100.54     0.79%     1.60%
 Dec-95                 0.0576      11.94      11.94     0.000     58.374         4.889     1014.108   12108.45     0.07%     1.67%
 Dec-95     0.0660                  11.95      11.95    66.931      0.000         5.601     1019.709   12185.53     0.64%     2.31%
 Jan-96     0.0432                  11.95      11.95    44.051      0.000         3.686     1023.396   12229.58     0.36%     2.68%
 Jan-96     0.0104                  11.99      11.99    10.643      0.000         0.888     1024.283   12281.16     0.42%     3.12%
 Feb-96     0.0434                  11.94      11.94    44.454      0.000         3.723     1028.006   12274.40    -0.06%     3.06%
 Feb-96     0.0066                  11.88      11.88     6.785      0.000         0.571     1028.578   12219.50    -0.45%     2.60%
 Mar-96     0.0398                  11.84      11.84    40.937      0.000         3.458     1032.035   12219.30     0.00%     2.60%
 Mar-96     0.0096                  11.82      11.82     9.908      0.000         0.838     1032.873   12208.56    -0.09%     2.51%
 Apr-96     0.0415                  11.79      11.79    42.864      0.000         3.636     1036.509   12220.44     0.10%     2.61%
 Apr-96     0.0085                  11.78      11.78     8.810      0.000         0.748     1037.257   12218.89    -0.01%     2.59%
 May-96     0.0446                  11.78      11.78    46.262      0.000         3.927     1041.184   12265.15     0.38%     2.98%
 May-96     0.0066                  11.75      11.75     6.872      0.000         0.585     1041.769   12240.78    -0.20%     2.78%
 Jun-96     0.0424                  11.74      11.74    44.171      0.000         3.762     1045.531   12274.54     0.28%     3.06%
 Jun-96     0.0084                  11.78      11.78     8.782      0.000         0.746     1046.277   12325.14     0.41%     3.49%
 Jul-96     0.0429                  11.75      11.75    44.885      0.000         3.820     1050.097   12338.64     0.11%     3.60%
 Jul-96     0.0103                  11.76      11.76    10.816      0.000         0.920     1051.017   12359.95     0.17%     3.78%
 Aug-96     0.0435                  11.79      11.79    45.719      0.000         3.878     1054.894   12437.20     0.63%     4.43%
 Aug-96     0.0102                  11.74      11.74    10.760      0.000         0.917     1055.811   12395.22    -0.34%     4.07%
 Sep-96     0.0435                  11.80      11.80    45.928      0.000         3.892     1059.703   12504.50     0.88%     4.99%
 Sep-96     0.0088                  11.79      11.79     9.325      0.000         0.791     1060.494   12503.22    -0.01%     4.98%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Short Term Fund D
                Total Return for Fiscal Year Ended September 1996

---------------------------------------------------------------------------------------------------------------------------------
   A           B           C          D         E        F           G            H          I           J          K        L
                        Capital                                Capital Gains   Income                            Current
          Income per     Gains    Reinvest.    Unit    Income      Units        Units      Total      Account     Month     YTD
Period       Unit         Unit      Value     Value    Earned    Purchased    Purchased    Units       Value     Return    Return
---------------------------------------------------------------------------------------------------------------------------------
Sep-95                                        11.90                                       1000.000    11900.00
Oct-95       0.0584                11.94      11.94    58.400      0.000       4.891      1004.891    11998.40    0.83%    0.83%
Nov-95       0.0565                11.98      11.98    56.776      0.000       4.739      1009.630    12095.37    0.81%    1.64%
Dec-95                  0.0576     11.93      11.93     0.000     58.398       4.895      1014.525    12103.29    0.07%    1.71%
Dec-95       0.0685                11.94      11.94    69.495      0.000       5.820      1020.346    12182.93    0.66%    2.38%
Jan-96       0.0453                11.94      11.94    46.222      0.000       3.871      1024.217    12229.15    0.38%    2.77%
Jan-96       0.0109                11.98      11.98    11.164      0.000       0.932      1025.149    12281.28    0.43%    3.20%
Feb-96       0.0454                11.93      11.93    46.542      0.000       3.901      1029.050    12276.57   -0.04%    3.16%
Feb-96       0.0069                11.87      11.87     7.100      0.000       0.598      1029.648    12221.93   -0.45%    2.71%
Mar-96       0.0418                11.83      11.83    43.039      0.000       3.638      1033.286    12223.78    0.02%    2.72%
Mar-96       0.0100                11.81      11.81    10.333      0.000       0.875      1034.161    12213.45   -0.08%    2.63%
Apr-96       0.0434                11.78      11.78    44.883      0.000       3.810      1037.971    12227.30    0.11%    2.75%
Apr-96       0.0089                11.77      11.77     9.238      0.000       0.785      1038.756    12226.16   -0.01%    2.74%
May-96       0.0467                11.77      11.77    48.510      0.000       4.121      1042.878    12274.67    0.40%    3.15%
May-96       0.0069                11.74      11.74     7.196      0.000       0.613      1043.491    12250.58   -0.20%    2.95%
Jun-96       0.0444                11.73      11.73    46.331      0.000       3.950      1047.441    12286.48    0.29%    3.25%
Jun-96       0.0088                11.77      11.77     9.217      0.000       0.783      1048.224    12337.59    0.42%    3.68%
Jul-96       0.0449                11.74      11.74    47.065      0.000       4.009      1052.233    12353.21    0.13%    3.81%
Jul-96       0.0107                11.75      11.75    11.259      0.000       0.958      1053.191    12374.99    0.18%    3.99%
Aug-96       0.0455                11.78      11.78    47.920      0.000       4.068      1057.259    12454.51    0.64%    4.66%
Aug-96       0.0107                11.73      11.73    11.313      0.000       0.964      1058.223    12412.96   -0.33%    4.31%
Sep-96       0.0455                11.79      11.79    48.149      0.000       4.084      1062.307    12524.60    0.90%    5.25%
Sep-96       0.0092                11.78      11.78     9.773      0.000       0.830      1063.137    12523.75   -0.01%    5.24%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                          GE Short Term Government Fund
                          30 Day SEC Yield Calculation

SEC Yield = 2 ((((A-B)/(C*D)+1)^6)-1)

Where:

A = Dividends and Interest earned during the period

B = Expenses accrued for the period

C = Average daily number of shares outstanding during the period that were entitled to dividends

D = Offering price per unit on the last day of the period

E = SEC Yield using calculation shown above

The calculation below is based on the 30 day period ending September 30, 1996.

The 30 Day SEC yield calculated below was


--------------------------------------------------------------------------------
                  A             B              C             D           E
                                            Average
                             Accrued        Shares       Offering       SEC
                Income      Expenses      Outstanding      Price       Yield
--------------------------------------------------------------------------------
Class A         1764.68       266.42        28291.22       12.08        5.32
Class B          767.16       157.33        12305.33       11.79        5.10
Class C        18873.25      2120.80       302382.80       11.80        5.70
Class D        41096.88      3028.10       659002.34       11.79        5.95
--------------------------------------------------------------------------------

GE Tax Exempt Fund

Year to Date percentage return equals

             Ending Account Value                    -1
             ------------------------
             Beginning Account Value

where

Beginning Account Value =      the net asset value
                              (NAV) at the beginning of the year
                              multiplied by 1000 "beginning units"
                              (a hypothetical number of Units.)

Ending Account Value =        Ending Units x NAV at the end of the year

Ending Units                  Beginning units + number of units purchased
                              month 1 + number of units purchased month 2 ...
                              ...continued through month 12.

Income Units Purchased
Each Month =                  Total Income Earned that Month
                              -------------------------------
                              NAV at end of month

Income Earned =               Income per unit multiplied
                              by total number of units through end
                              of prior months.

See attached Return calculations for the Period ending September 30, 1996

                              GE Tax Exempt Fund A
                Total Return for Fiscal Year Ended September 1996

------------------------------------------------------------------------------------------------------------------------------------
  A           B          C          D          E         F           G            H          I            J         K         L
                      Capital                                  Capital Gains    Income                           Current
         Income per    Gains    Reinvest.     Unit    Income       Units        Units      Total       Account    Month      YTD
Period      Unit        Unit      Value      Value    Earned     Purchased    Purchased    Units        Value     Return    Return
------------------------------------------------------------------------------------------------------------------------------------
Sep-95                                       11.77                                        1000.000    11770.00
Oct-95     0.0441                11.87       11.87     44.100      0.000        3.715     1003.715    11914.10    1.22%     1.22%
Nov-95     0.0425                12.05       12.05     42.658      0.000        3.540     1007.255    12137.43    1.87%     3.12%
Dec-95     0.0428                12.14       12.14     43.111      0.000        3.551     1010.806    12271.19    1.10%     4.26%
Jan-96     0.0364                12.06       12.06     36.793      0.000        3.051     1013.857    12227.12   -0.36%     3.88%
Jan-96     0.0088                12.16       12.16      8.922      0.000        0.734     1014.591    12337.43    0.90%     4.82%
Feb-96     0.0351                11.99       11.99     35.612      0.000        2.970     1017.561    12200.56   -1.11%     3.66%
Feb-96     0.0056                11.91       11.91      5.698      0.000        0.478     1018.040    12124.85   -0.62%     3.01%
Mar-96     0.0351                11.71       11.71     35.733      0.000        3.052     1021.091    11956.98   -1.38%     1.59%
Mar-96     0.0083                11.65       11.65      8.475      0.000        0.727     1021.819    11904.19   -0.44%     1.14%
Apr-96     0.0344                11.59       11.59     35.151      0.000        3.033     1024.851    11878.03   -0.22%     0.92%
Apr-96     0.0068                11.56       11.56      6.969      0.000        0.603     1025.454    11854.25   -0.20%     0.72%
May-96     0.0371                11.62       11.62     38.044      0.000        3.274     1028.728    11953.82    0.84%     1.56%
May-96     0.0053                11.49       11.49      5.452      0.000        0.475     1029.203    11825.54   -1.07%     0.47%
Jun-96     0.0325                11.46       11.46     33.449      0.000        2.919     1032.122    11828.11    0.02%     0.49%
Jun-96     0.0065                11.56       11.56      6.709      0.000        0.580     1032.702    11938.03    0.93%     1.43%
Jul-96     0.0336                11.60       11.60     34.699      0.000        2.991     1035.693    12014.04    0.64%     2.07%
Jul-96     0.0087                11.63       11.63      9.011      0.000        0.775     1036.468    12054.12    0.33%     2.41%
Aug-96     0.0354                11.68       11.68     36.691      0.000        3.141     1039.609    12142.64    0.73%     3.17%
Aug-96     0.0078                11.55       11.55      8.109      0.000        0.702     1040.311    12015.60   -1.05%     2.09%
Sep-96     0.0349                11.64       11.64     36.307      0.000        3.119     1043.431    12145.53    1.08%     3.19%
Sep-96     0.0071                11.67       11.67      7.408      0.000        0.635     1044.065    12184.24    0.32%     3.52%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Tax Exempt Fund B
                Total Return for Fiscal Year Ended September 1996

-----------------------------------------------------------------------------------------------------------------------------------
   A           B           C          D          E        F            G            H          I            J         K        L
                        Capital                                  Capital Gains    Income                           Current
           Income per    Gains    Reinvest.    Unit     Income       Units        Units      Total       Account    Month     YTD
 Period       Unit        Unit      Value      Value    Earned     Purchased    Purchased    Units        Value     Return   Return
-----------------------------------------------------------------------------------------------------------------------------------
 Sep-95                                       11.78                                         1000.000    11780.00
 Oct-95      0.0391                11.87      11.87     39.100      0.000         3.294     1003.294    11909.10    1.10%    1.10%
 Nov-95      0.0377                12.05      12.05     37.824      0.000         3.139     1006.433    12127.52    1.83%    2.95%
 Dec-95      0.0377                12.14      12.14     37.943      0.000         3.125     1009.558    12256.04    1.06%    4.04%
 Jan-96      0.0323                12.06      12.06     32.609      0.000         2.704     1012.262    12207.88   -0.39%    3.63%
 Jan-96      0.0078                12.17      12.17      7.896      0.000         0.649     1012.911    12327.13    0.98%    4.64%
 Feb-96      0.0309                11.99      11.99     31.299      0.000         2.610     1015.521    12176.10   -1.23%    3.36%
 Feb-96      0.0049                11.92      11.92      4.976      0.000         0.417     1015.939    12109.99   -0.54%    2.80%
 Mar-96      0.0311                11.71      11.71     31.596      0.000         2.698     1018.637    11928.24   -1.50%    1.26%
 Mar-96      0.0074                11.66      11.66      7.538      0.000         0.646     1019.284    11884.85   -0.36%    0.89%
 Apr-96      0.0305                11.60      11.60     31.088      0.000         2.680     1021.964    11854.78   -0.25%    0.63%
 Apr-96      0.0060                11.58      11.58      6.132      0.000         0.530     1022.493    11840.47   -0.12%    0.51%
 May-96      0.0329                11.63      11.63     33.640      0.000         2.893     1025.386    11925.23    0.72%    1.23%
 May-96      0.0047                11.50      11.50      4.819      0.000         0.419     1025.805    11796.75   -1.08%    0.14%
 Jun-96      0.0286                11.47      11.47     29.338      0.000         2.558     1028.362    11795.32   -0.01%    0.13%
 Jun-96      0.0057                11.58      11.58      5.862      0.000         0.506     1028.869    11914.30    1.01%    1.14%
 Jul-96      0.0297                11.61      11.61     30.557      0.000         2.632     1031.501    11975.72    0.52%    1.66%
 Jul-96      0.0077                11.65      11.65      7.943      0.000         0.682     1032.182    12024.93    0.41%    2.08%
 Aug-96      0.0315                11.69      11.69     32.514      0.000         2.781     1034.964    12098.73    0.61%    2.71%
 Aug-96      0.0069                11.57      11.57      7.141      0.000         0.617     1035.581    11981.67   -0.97%    1.71%
 Sep-96      0.0309                11.65      11.65     31.999      0.000         2.747     1038.328    12096.52    0.96%    2.69%
 Sep-96      0.0063                11.68      11.68      6.541      0.000         0.560     1038.888    12134.21    0.31%    3.01%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Tax Exempt Fund C
                Total Return for Fiscal Year Ended September 1996

------------------------------------------------------------------------------------------------------------------------------------
    A          B         C          D         E         F            G            H          I           J         K         L
                      Capital                                  Capital Gains   Income                           Current
          Income per   Gains    Reinvest.    Unit    Income        Units        Units      Total      Account    Month      YTD
 Period      Unit       Unit      Value     Value    Earned      Purchased    Purchased    Units       Value     Return    Return
------------------------------------------------------------------------------------------------------------------------------------
 Sep-95                                     11.77                                         1000.000    11770.00
 Oct-95     0.0466               11.87      11.87     46.600      0.000         3.926     1003.926    11916.60      1.25%    1.25%
 Nov-95     0.0450               12.05      12.05     45.177      0.000         3.749     1007.675    12142.48      1.90%    3.16%
 Dec-95     0.0454               12.14      12.14     45.748      0.000         3.768     1011.443    12278.92      1.12%    4.32%
 Jan-96     0.0385               12.06      12.06     38.941      0.000         3.229     1014.672    12236.95     -0.34%    3.97%
 Jan-96     0.0093               12.16      12.16      9.436      0.000         0.776     1015.448    12347.85      0.91%    4.91%
 Feb-96     0.0372               11.99      11.99     37.775      0.000         3.151     1018.599    12213.00     -1.09%    3.76%
 Feb-96     0.0059               11.92      11.92      6.010      0.000         0.504     1019.103    12147.71     -0.53%    3.21%
 Mar-96     0.0371               11.71      11.71     37.809      0.000         3.229     1022.332    11971.50     -1.45%    1.71%
 Mar-96     0.0088               11.65      11.65      8.997      0.000         0.772     1023.104    11919.16     -0.44%    1.27%
 Apr-96     0.0362               11.59      11.59     37.036      0.000         3.196     1026.300    11894.81     -0.20%    1.06%
 Apr-96     0.0071               11.56      11.56      7.287      0.000         0.630     1026.930    11871.31     -0.20%    0.86%
 May-96     0.0390               11.63      11.63     40.050      0.000         3.444     1030.374    11983.24      0.94%    1.81%
 May-96     0.0056               11.49      11.49      5.770      0.000         0.502     1030.876    11844.76     -1.16%    0.64%
 Jun-96     0.0342               11.46      11.46     35.256      0.000         3.076     1033.952    11849.09      0.04%    0.67%
 Jun-96     0.0069               11.57      11.57      7.134      0.000         0.617     1034.569    11969.96      1.02%    1.70%
 Jul-96     0.0356               11.60      11.60     36.831      0.000         3.175     1037.744    12037.83      0.57%    2.28%
 Jul-96     0.0091               11.63      11.63      9.443      0.000         0.812     1038.556    12078.40      0.34%    2.62%
 Aug-96     0.0373               11.68      11.68     38.738      0.000         3.317     1041.872    12169.07      0.75%    3.39%
 Aug-96     0.0083               11.56      11.56      8.648      0.000         0.748     1042.621    12052.69     -0.96%    2.40%
 Sep-96     0.0366               11.64      11.64     38.160      0.000         3.278     1045.899    12174.26      1.01%    3.43%
 Sep-96     0.0075               11.67      11.67      7.844      0.000         0.672     1046.571    12213.48      0.32%    3.77%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Tax Exempt Fund D
                Total Return for Fiscal Year Ended September 1996

------------------------------------------------------------------------------------------------------------------------------------
    A          B          C          D         E        F           G            H          I          J            K         L
                       Capital                                Capital Gains   Income                             Current
          Income per    Gains    Reinvest.    Unit    Income      Units        Units      Total     Account       Month      YTD
 Period      Unit        Unit      Value     Value    Earned    Purchased    Purchased    Units      Value       Return     Return
------------------------------------------------------------------------------------------------------------------------------------
  Sep-95                                     11.78                                       1000.000    11780.00
  Oct-95    0.0492                 11.87     11.87    49.200     0.000         4.145     1004.145    11919.20     1.18%     1.18%
  Nov-95    0.0474                 12.05     12.05    47.596     0.000         3.950     1008.095    12147.54     1.92%     3.12%
  Dec-95    0.0480                 12.14     12.14    48.389     0.000         3.986     1012.081    12286.66     1.15%     4.30%
  Jan-96    0.0405                 12.06     12.06    40.989     0.000         3.399     1015.479    12246.68    -0.33%     3.96%
  Jan-96    0.0098                 12.16     12.16     9.952     0.000         0.818     1016.298    12358.18     0.91%     4.91%
  Feb-96    0.0392                 11.99     11.99    39.839     0.000         3.323     1019.621    12225.25    -1.08%     3.78%
  Feb-96    0.0063                 11.92     11.92     6.424     0.000         0.539     1020.159    12160.30    -0.53%     3.23%
  Mar-96    0.0391                 11.71     11.71    39.888     0.000         3.406     1023.566    11985.96    -1.43%     1.75%
  Mar-96    0.0093                 11.65     11.65     9.519     0.000         0.817     1024.383    11934.06    -0.43%     1.31%
  Apr-96    0.0384                 11.59     11.59    39.336     0.000         3.394     1027.777    11911.93    -0.19%     1.12%
  Apr-96    0.0076                 11.57     11.57     7.811     0.000         0.675     1028.452    11899.19    -0.11%     1.01%
  May-96    0.0414                 11.63     11.63    42.578     0.000         3.661     1032.113    12003.47     0.88%     1.90%
  May-96    0.0060                 11.49     11.49     6.193     0.000         0.539     1032.652    11865.17    -1.15%     0.72%
  Jun-96    0.0364                 11.46     11.46    37.589     0.000         3.280     1035.932    11871.78     0.06%     0.78%
  Jun-96    0.0073                 11.57     11.57     7.562     0.000         0.654     1036.586    11993.30     1.02%     1.81%
  Jul-96    0.0376                 11.60     11.60    38.976     0.000         3.360     1039.946    12063.37     0.58%     2.41%
  Jul-96    0.0096                 11.64     11.64     9.983     0.000         0.858     1040.803    12114.95     0.43%     2.84%
  Aug-96    0.0395                 11.68     11.68    41.112     0.000         3.520     1044.323    12197.69     0.68%     3.55%
  Aug-96    0.0088                 11.56     11.56     9.190     0.000         0.795     1045.118    12081.56    -0.95%     2.56%
  Sep-96    0.0388                 11.64     11.64    40.551     0.000         3.484     1048.602    12205.72     1.03%     3.61%
  Sep-96    0.0080                 11.67     11.67     8.389     0.000         0.719     1049.321    12245.57     0.33%     3.95%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                            GE Tax Exempt Income Fund
                          30 Day SEC Yield Calculation

SEC Yield = 2 ((((A-B)/(C*D)+1)^6)-1)

Where:

A = Dividends and Interest earned during the period

B = Expenses accrued for the period

C = Average daily number of shares outstanding during the period that were entitled to dividends

D = Offering price per unit on the last day of the period

E = SEC Yield using calculation shown above

The calculation below is based on the 30 day period ending September 30, 1996.

The 30 Day SEC yield calculated below was


--------------------------------------------------------------------------------
                  A            B             C             D            E
                                          Average
                            Accrued       Shares       Offering        SEC
                Income     Expenses     Outstanding      Price        Yield
--------------------------------------------------------------------------------
Class A         2248.03      323.96       45442.33       12.19        4.20
Class B         5578.80     1340.02      112643.62       11.68        3.90
Class C        31824.58     3057.84      643208.27       11.67        4.64
Class D        12504.46      600.65      252708.44       11.67        4.89
--------------------------------------------------------------------------------

                  GE Tax Exempt Fund - Equivalent Taxable Yield

The equivalent taxable yield of the Tax Exempt Fund demonstrates the yield on a taxble investment necessary to provide an after tax yield equal to the Fund's tax exempt yield.

Calculation: Divide the portion of the yield that is tax exempt by 1 minus the effective tax rate and add that product to the portion of the yield that is taxable

----------------------------------------------------------------------------------------------------------------------------
Input Fields A, B, C, F                                        Fund
                                                               Level       Class A     Class B      Class C     Class D
----------------------------------------------------------------------------------------------------------------------------
A) Total Income                                               482,868

B) Total Taxable Income                                        21,487

C) Total Tax Exempt                                           461,381

D) Tax Exempt Percentage                                        95.55%      95.55%       95.55%      95.55%      95.55%

E) Taxable Percentage                                            4.45%       4.45%        4.45%       4.45%       4.45%

F) SEC Yield                                                                 4.20%        3.90%       4.64%       4.89%

G) Portion of SEC Yield that is Tax Exempt = D * F                           4.01%        3.73%       4.43%       4.67%

H) Portion of SEC Yield that is Taxable = E * F                              0.19%        0.17%       0.21%       0.22%

I) 1- Effective Tax Rate (1-.396)                               60.40%      60.40%       60.40%      60.40%      60.40%

J) Tax Equivalent Yield for Tax Exempt Portion = G / I                       6.64%        6.17%       7.34%       7.74%

K) Tax Equivalent Yield for Taxable Portion = H                              0.19%        0.17%       0.21%       0.22%

L) Total Tax Equivalent Yield = J + K                                        6.83%        6.34%       7.55%       7.95%
----------------------------------------------------------------------------------------------------------------------------

GE Money Market Fund

Year to Date percentage return equals

             Ending Account Value         -1
             -----------------------
             Beginning Account Value

where

Beginning Account Value =       the net asset value
                                (NAV) at the beginning of the year
                                multiplied by 1000 "beginning units"
                                (a hypothetical number of Units.)

Ending Account Value =          Ending Units x NAV at the end of the year

Ending Units                    Beginning units + number of units purchased
                                month 1 + number of units purchased month 2 ...
                                ...continued through month 12.

Income Units Purchased
Each Month =                    Total Income Earned that Month
                                -------------------------------
                                NAV at end of month

Income Earned =                 Income per unit multiplied
                                by total number of units through end
                                of prior months.

See attached Return calculations for the Period ending September 30, 1996

                                 GE Money Market
                Total Return for Fiscal Year Ended September 1996

------------------------------------------------------------------------------------------------------------------------------------
    A           B          C          D          E        F           G            H          I           J          K         L
                        Capital                                 Capital Gains   Income                            Current
           Income per    Gains    Reinvest.    Unit     Income      Units        Units      Total      Account     Month      YTD
 Period       Unit        Unit      Value      Value    Earned    Purchased    Purchased    Units       Value     Return     Return
------------------------------------------------------------------------------------------------------------------------------------
  Sep-95                                       1.00                                        1000.000    1000.00
  Oct-95     0.0045                1.00        1.00     4.523      0.000         4.523     1004.523    1004.52     0.4523%   0.45%
  Nov-95     0.0044                1.00        1.00     4.381      0.000         4.381     1008.904    1008.90     0.4361%   0.89%
  Dec-95     0.0045                1.00        1.00     4.514      0.000         4.514     1013.418    1013.42     0.4474%   1.34%
  Jan-96     0.0035                1.00        1.00     3.593      0.000         3.593     1017.011    1017.01     0.3546%   1.70%
  Jan-96     0.0008                1.00        1.00     0.853      0.000         0.853     1017.864    1017.86     0.0839%   1.79%
  Feb-96     0.0035                1.00        1.00     3.526      0.000         3.526     1021.390    1021.39     0.3464%   2.14%
  Feb-96     0.0005                1.00        1.00     0.557      0.000         0.557     1021.946    1021.95     0.0545%   2.19%
  Mar-96     0.0034                1.00        1.00     3.445      0.000         3.445     1025.391    1025.39     0.3371%   2.54%
  Mar-96     0.0008                1.00        1.00     0.819      0.000         0.819     1026.211    1026.21     0.0799%   2.62%
  Apr-96     0.0033                1.00        1.00     3.414      0.000         3.414     1029.625    1029.62     0.3327%   2.96%
  Apr-96     0.0007                1.00        1.00     0.686      0.000         0.686     1030.311    1030.31     0.0666%   3.03%
  May-96     0.0036                1.00        1.00     3.712      0.000         3.712     1034.023    1034.02     0.3603%   3.40%
  May-96     0.0005                1.00        1.00     0.554      0.000         0.554     1034.577    1034.58     0.0536%   3.46%
  Jun-96     0.0034                1.00        1.00     3.497      0.000         3.497     1038.075    1038.07     0.3380%   3.81%
  Jun-96     0.0007                1.00        1.00     0.696      0.000         0.696     1038.770    1038.77     0.0670%   3.88%
  Jul-96     0.0034                1.00        1.00     3.500      0.000         3.500     1042.270    1042.27     0.3369%   4.23%
  Jul-96     0.0008                1.00        1.00     0.844      0.000         0.844     1043.114    1043.11     0.0810%   4.31%
  Aug-96     0.0034                1.00        1.00     3.548      0.000         3.548     1046.662    1046.66     0.3401%   4.67%
  Aug-96     0.0008                1.00        1.00     0.857      0.000         0.857     1047.519    1047.52     0.0819%   4.75%
  Sep-96     0.0034                1.00        1.00     3.572      0.000         3.572     1051.091    1051.09     0.3410%   5.11%
  Sep-96     0.0007                1.00        1.00     0.719      0.000         0.719     1051.810    1051.81     0.0684%   5.18%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

1)   Input numbers for columns A,B,C,D,E
          A = Month - Year
          B = Income per unit
          C = Capital Gains per unit
          D = Capital Gain Reinvestment NAV
          E = NAV per unit at Month End

2)  F = I^ * B, where I^ is from prior month

3)  G = I^ *C/D, where I^ is from prior month

4)  H = F/E

5)  I = I^ + H, where I^ is from prior month

6)  J = E/I

7)  K = (J-J^)/J^, where J^ is from prior month

8)  L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Money Market Fund
         7 Day Yield and Effective 7 Day Yield as of September 30, 1996.

--------------------------------------------------------------------------------
                               Daily                        Current   Effective
               Daily          Shares         Income Rate     7 Day      7 Day
    Date      Income        Outstanding       Per Share      Yield      Yield
--------------------------------------------------------------------------------
   24-Sep    11,321.88     82,578,791.08     0.000137104
   25-Sep    11,555.87     84,118,435.54     0.000137376
   26-Sep    11,562.32     84,957,771.34     0.000136095
   27-Sep    11,550.24     84,584,319.24     0.000136553
   28-Sep    11,550.24     84,584,319.24     0.000136553
   29-Sep    11,550.24     84,584,319.24     0.000136553
   30-Sep    11,772.04     85,324,069.40     0.000137969     5.00%      5.12%
--------------------------------------------------------------------------------
                                             0.000958203
--------------------------------------------------------------------------------

             1) Input numbers for columns A,B,C

             2) D = B/C

             3) E = ((Sum of Column C)/7 Days)*365 Days

             4) F = ((1+ Sum of Column C)*(365/7)) -1

                  GE Tax Exempt Fund - Equivalent Taxable Yield

----------------------------------------------------------------------------------------------------------------------------
                                                                                Class A     Class B      Class C     Class D
----------------------------------------------------------------------------------------------------------------------------
A) Total Income                                                    482,868

B) Total Taxable Income                                             21,487

C) Total Tax Exempt                                                461,381

D) Tax Exempt Percentage = C/A                                       95.55%

E) Taxable Percent = B/A                                              4.45%

F) SEC Yield                                                                      4.20%        3.90%       4.64%       4.89%

G) Portion of Yield that is Tax Exempt = D * F                                    4.01%        3.73%       4.43%       4.67%

H) Portion of Yield that is Taxable = E * F                                       0.19%        0.17%       0.21%       0.22%

I) Effective Tax Rate (1-.396)                                       60.40%

J) Tax Equivalent Yield for Tax Exempt Portion = G / I                            6.64%        6.17%       7.34%       7.74%

K) Tax Equivalent Yield for Taxable Portion = H                                   0.19%        0.17%       0.21%       0.22%

L) Total Tax Equivalent Yield = J + K                                             6.83%        6.34%       7.55%       7.95%
-----------------------------------------------------------------------------------------------------------------------------